Exhibit 10.3.2


                                         ASSIGNMENT OF LEASE

THIS ASSIGNMENT made effective as of the 24th day of February, 1997 by and between BERMAN REAL ESTATE PARTNERSHIP, a Pennsylvania partnership (hereinafter referred to as "Assignor") and BREP I, a Pennsylvania limited partnership (hereinafter referred to as "Assignee").

B A C K G R O U N D:

    A. Assignor and R&B, Inc., ("R&B"), on December 1, 1990, entered into a Lease, thereafter amended on September 10, 1993, in connection with the lease of the premises located at 3400 East Walnut Street, Colmar, Pennsylvania 18915, more particularly described therein (the "Premises").


NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Assignor, (i) hereby assigns, transfers and conveys to Assignee all of the Assignor's right, title and interest in and to the Lease, and (ii) delegates and transfers to the Assignee all of the Assignor's obligations, liabilities and duties under the Lease.

IT BEING INTENDED that the provisions of this Assignment shall be legally binding upon and inure to the benefit of Assignor, Assignee, R&B, and their respective heirs, administrators, executors, successors and assigns.



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                                           Exhibit Page 1

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IT WITNESS  WHEREOF,  Assignor,  intending to be legally bound hereby,  has duly executed this Assignment upon the date first above written.


                                            BERMAN REAL ESTATE PARTNERSHIP


                                                Richard N. Berman
                                            Richard N. Berman, Partner


                                                Steven L. Berman
                                            Steven L. Berman, Partner


                                                Jordan S. Berman
                                            Jordan S. Berman, Partner


                                               Marc H. Berman
                                            Marc H. Berman, Partner


                                              Fred B. Berman
                                            Fred B. Berman, Partner

Intending to be legally bound hereby, this Assignment is hereby accepted:

BREP I

By:BREP, Inc., General Partner

    By:    Jordan S. Berman
        Jordan S. Berman, President



                                           Exhibit Page 2

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Intending to be legally  bound hereby,  the  undersigned  hereby  consent to the terms and conditions of the foregoing Assignment.

ATTEST:                                            R&B, Inc.



Barry D. Myers                                    By: Richard N. Berman
                                                  Richard N. Berman, President